WEST PHARMACEUTICAL SERVICES, INC.
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
© 2012 by West Pharmaceutical Services, Inc., Lionville, PA.
All rights reserved. This material is protected by copyright. No part of it may be reproduced, stored in a retrieval system, or transmitted in any form or by any means, electronic, mechanical, photocopying or otherwise, without written permission of West Pharmaceutical Services, Inc.. All trademarks and registered trademarks are property of West Pharmaceutical Services, Inc., unless noted otherwise.
UBS Global Healthcare Services Conference
New York, NY
February 7, 2012

Safe Harbor Statement

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995
This presentation and any accompanying management commentary contain “forward-looking statements”
as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2011 and future years.
Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual
Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
Certain financial measures included in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non-GAAP (Generally Accepted
Accounting Principles) financial measures. Please refer to the “Non-GAAP Financial Measures” and
“Notes to Non-GAAP Financial Measures” at the end of these materials for more information. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP.

Westar RU
STERILE
Ready-to-Use Components

WEST Envision

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• A globally diverse manufacturer of
 products used primarily in containing and
 administering small-volume parenteral
 drugs.
• Strong competitive position
 – Substantial market shares
 – Proprietary technology
 – Diversified customer base
 – Global footprint
 – Preferred products for biologics
 – Long-term customer relationships
• Stability with growth potential
 • Proprietary Products
 • Geographic Expansion
• Financial strength to invest
 – Reliable operating cash flow
 – Well capitalized

NOVARTIS

gsk GlaxoSmithKline

AstraZeneca

biogen idec

Johnson & Johnson

BAYER Bayer

MERCK

Lilly

novo nordisk®

Abbott Laboratories

Bristol-Myers Squibb

AMGEN®

SANOFI

Genentech
IN BUSINESS FOR LIFE

Roche

Hospira

SANDOZ
A healthy decision

TEVA
TEVA PHARMACEUTICALS USA

Watson Pharmaceuticals

PALL Pall Corporation

BD

Medtronic
When Life Depends on Medical Technology

B|BRAUN

Baxter

COVIDIEN

West

A Diverse, Stable Customer Base
(representative healthcare customers)
PHARMACEUTICAL / BIOTECHNOLOGY
6
GENERIC
MEDICAL DEVICE

Business Segments

$785
$324
2010 Revenues
($ millions)
Delivery Systems
• Contract manufacturing base
 • Multi-material
 • Project management
 • Automated assembly
 • Regulated products
• Capabilities + IP = proprietary
 delivery devices
• Proprietary devices are
 expected to drive growth
Packaging Systems
• Established leadership
• Designed-in revenue base
• Diverse global capabilities
• High market shares
• Steady growth in base
• Increasing unit value of products
 and geographic expansion are
 expected to enhance growth

Recent Highlights
• First nine months of 2011:
 – Sales increased 4.5%, excluding currency
 – Gross and operating margin compressed by material costs, currency
 – Implemented mitigating surcharge mid-year
• Updated long-term financial targets in Q3 2011 release & analyst call
• 4th Quarter, Full-Year 2011 results: Release date February 16, 2012
• China rubber facility under construction
• India land acquired
• Demand for contract manufacturing services better than 2010
• Vetter collaboration announced for CZ filling capacity
• Glass packaging compatibility issues generating strong interest in alternative packaging materials, especially for biologics and other high value drugs

2012 Outlook and Challenges
• Expect 4%-6% revenue growth in 2012, excluding currency
 – Will provide more detailed expectations on February analyst call
• Pharmaceutical and Device markets:
 – New product pipelines showing signs of strength
 – Patent cliff front and center
 – Shift to large molecule products continues
 – Global shift in product sourcing (e.g., India generic growth)
 – More demanding regulatory environment
• Continuing Fx and commodity price volatility
 – Euro, European growth and sovereign debt
 – Oil and regional political, civil and military turmoil
 – Less predictable demand

• Company: Demographics, increasing prevalence of chronic disease, increasing use of biologics to treat those diseases, better access to healthcare
What will drive growth?

• Packaging Systems Segment
 – Growth in emerging markets
 – Escalating regulatory and
 quality demands
• Delivery Systems Segment
 – Growth in combination
 products that promote safety,
 dosing accuracy, ease of use,
 and deliver cost savings and
 product differentiation
 – Increasing awareness of
 glass quality issues

 – Adding plants: China, India
 – Expanding Westar® and
 Envision® capacity,
 introducing NovaPure®
 components
 – SmartDose® electronic patch
 injector platform technology
 – ConfiDose® auto-injector
 platform technology
 – Reconstitution products
 – Safety syringes
 – Daikyo Crystal Zenith®
 products

Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.

novo nordisk

Lilly

SANOFI

Roche

AMGEN

NOVARTIS

Pfizer

gsk GlaxoSmithKline Biologicals

MERCK

AMGEN

Bayer HealthCare

Abbott Laboratories

Hospira

BIOCORP

TEVA
TEVA PHARMACEUTICALS USA

RANBAXY LABORATORIES LIMITED

SANDOZ

West

Category	Key Customers	Projected Growth
Diabetes		> 10%
Oncology		> 10%
Vaccines		> 10%
Autoimmune		> 8%
Generics		>10%
IMS April 2010 Report; Business Insights 2009; GBI Research 2009

Therapeutic Category Growth Drivers

Packaging Segment Overview
1
0
2010 Revenue
($ millions)
Packaging Systems
• Market leader
• Strong recurring revenue base
• Global manufacturing
• Steady growth in base
• Future growth will be driven by:
 added value per unit sold;
 geographic expansion; and
 growth in key therapeutic
 segments
$785

Pharmaceutical Packaging Systems
Packaging Components for Small Volume Parenterals
Plungers, Tip caps,
Needle shields for Glass
Syringes
Plungers, lined seals
for Glass Cartridges
for Pens

Primary packaging components (those that touch the drug) are typically proprietary to West and are “designed into” customers’ drug products

Standard   High-Value
Products   Products
Revenue Opportunity ($ per unit)
Plungers and
sleeve stoppers
Stoppers
Seals
RU seals
Westar® RU

Left Axis: 5 Year Sales CAGR % Through 2010, excluding Fx
Bubble Size reflects relative 2010 sales
5 Yr CAGR
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
High-value Pharma Packaging
Standard Pharma Packaging
Disposable Components
Average
2010 GM 32.9%
5-Yr CAGR 7.3%
0%
10%
20%
30%
40%
50%
60%
Category Gross Margin %

West

Faster Growth of High-Value Products
Pharmaceutical Packaging Systems

Delivery Systems Segment Overview

$324
• Contract manufacturing base
 • Customer owned IP
 • Project management
 • Automated assembly
 • Regulated products
• Proprietary Product
 Development
 • West owned IP
 • Multiple use platforms
 • Focus on unmet needs for
 biologics
2010 Revenue
($ millions)

Delivery Systems
Daikyo Crystal Zenith®
Life-cycle Containment Solutions

West MixJect® and
Vial2Bag®
Custom Manufacturing of
Components and Devices
Proprietary Components, Devices and Systems
West ConfiDose®
auto-injector platform
technology
SmartDose® electronic
patch injector platform
technology
Daikyo Crystal Zenith® is a registered trademark of Daikyo Seiko, Ltd.

Revenue per-unit
Consumer product
manufacturing
Medical
device
manufacturing
Mix2Vial®
CZ vials
CZ Syringes

Effect of Increasing Proprietary Device Sales

Contract Manufacturing  Proprietary Devices
Products
Auto-injector platform
technology
Electronic patch
injector technology

Recent FDA recalls

✓ 200 lots Epogen (Amgen) 2010:
Glass flakes

✓ 24 lots Methotrexate (Sandoz) 2010:
Glass flakes

✓ 3 lots Glucagen (Novo) 2010:
Broken/cracked vials

✓ 3mm units Enbrel Sureclick (Amgen) 2010:
Broken/cracked syringes

West

Concerns With Glass Syringes
 • Interaction with sensitive biologics
 • Protein aggregation (silicone oil)
 • Residual chemicals (tungsten, glue)
 • Glass flakes
 • Dimensional variation
 • Variable silicone distribution
 • High Cost of Quality
 • Breakage
 • In process/handling
 • Within auto-injector systems
 Siliconized Glass Syringe
 Crystal Zenith Syringe

Daikyo CZ Solution
with Daikyo Flurotec® Barrier Film
• Reduces:
 – drug exposure to extractables
 – risk of protein aggregation caused by silicone oil in the drug product
 – returns and in-process clean-ups caused by broken glass
 – risk of delamination and glass-particulate contamination
• Consistent piston release and travel forces without using silicone oil

Flurotec® is a registered trademark of Daikyo Seiko, Ltd.

Pharma Industry Drug Life-Cycle
Management
Phase I
Phase II
Phase III
Post-Market Life Cycle Management
8 - 10 years
2 - 3 years
2 - 3 years
Regulatory
Approval
Discovery

SmartDose®
Electronic Patch Injector Technology Platform
Programmed by PDA or PC
Dose may be customized
Applied and activated by patient

 • Controlled, subcutaneous, micro-infusion delivery
 of high volumes and high viscosity drugs
 • Prefilled cartridge, no need for user filling
 • Based on Daikyo CZ cartridge
 • Compact
 • Hidden needle for safety
 • Single push-button operation
Prototype Operation

Our Long-Term Focus
• Pharmaceutical Packaging Systems
 – Organic growth of 3-5% per year
 – Margin expansion from efficiency, product mix
 – Capital investments target enhanced quality and value
• Pharmaceutical Delivery Systems
 – Deliver the potential of Daikyo CZ products
 – Stronger mix of healthcare-consumable contract manufacturing
 – Grow proprietary safety and delivery systems
• Financial discipline
 – Operating cash flow supports R&D and capital spending
 – Deliver returns (ROIC) that regularly exceed cost of capital (WACC)
 – Maintain quarterly dividend
 – Align incentives with financial performance and value creation

($ millions)	September 30, 2011	December 31, 2010
Cash and cash equivalents	$119.2	$110.2
Debt	$378.0	$358.4
Equity	$691.3	$625.7
Net debt to total invested capital	27.2%	28.4%
Working capital	$274.2	$266.9
Selected Financial Information

• Balance Sheet
• Dividend
 − Most recent quarter: $0.18 per share ($0.72 annually at current rate)
 − Annual increases for 18 consecutive years

Pharmaceutical Packaging Systems
Pharmaceutical Delivery Systems
• Strong competitive position
• Stability with growth potential
• New products well positioned to
 meet future market needs
• The financial strength to invest
• 2011 Year-End Analyst Call
 February 16, 2012 at 9:00AM
Summary

WEST PHARMACEUTICAL SERVICES, INC.
Solutions for Injectable Drug Delivery NYSE:WST www.westpharma.com
© 2012 by West Pharmaceutical Services, Inc., Lionville, PA.
All rights reserved. This material is protected by copyright. No part of it may be reproduced, stored in a retrieval system, or transmitted in any form or by any means, electronic, mechanical, photocopying or otherwise, without written permission of West Pharmaceutical Services, Inc.. All trademarks and registered trademarks are property of West Pharmaceutical Services, Inc., unless noted otherwise.
UBS Global Healthcare Services Conference
New York, NY
February 7, 2012